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                                                                    Exhibit 10.1

              DRUG PRODUCT PRODUCTION AND CLINICAL SUPPLY AGREEMENT

     THIS AGREEMENT is made and entered into effective as of the 15th day of August, 2006 (the "Effective Date") by and between:

ALTUS PHARMACEUTICALS, INC., a Delaware corporation, with its principal offices located at 125 Sidney Street, Cambridge, MA 02139 (hereinafter referred to as "Altus"); and

ALTHEA TECHNOLOGIES, INC., a Delaware corporation, with a place of business located at 11040 Roselle Street, San Diego, CA 92121 (hereinafter referred to as "Althea").

Altus and Althea may be referred to herein individually as a "Party", and collectively as the "Parties".

     WHEREAS, Altus has formulations and/or know-how related to Drug Product, as defined below; and

     WHEREAS, Altus wishes to have Althea implement certain upgrades and modifications to its manufacturing facility and Produce Drug Product, and Althea wishes to implement such upgrades and modifications and Produce Drug Product for Altus.

     NOW, THEREFORE, in consideration of the premises and the undertakings, terms, conditions and covenants set forth below, the Parties hereto agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS.

1.1 AFFILIATE of a Party shall mean any entity that controls or is controlled by such Party, or is under common control with such Party. For purposes of this definition, an entity shall be deemed to control another entity if it owns or controls, directly or indirectly, at least 50% of the voting equity of such other entity (or other comparable interest for an entity other than a corporation), or otherwise has the actual ability to direct and control the management and business affairs of such other entity.

1.2  ANALYTICAL TESTS shall have the meaning provided in Section 3.5.

1.3 BATCH shall mean the quantity of a Drug Product that (a) is produced according to a single manufacturing order during a single manufacturing run, and (b) is intended to have uniform character and quality within specified limits.

1.4 BULK DRUG SUBSTANCE shall mean the human growth hormone compound that is an active ingredient in the Altus product known as ALTU-238 (as more fully described in the Project Plan) to be supplied by Altus for use in Production of Drug Product.

1.5 CGMP shall mean current Good Manufacturing Practices as defined in the Code of Federal Regulations, 21 CFR Parts 210-211 and/or the laws and regulations of other applicable countries or jurisdictions.

1.6 CANCELLATION FEES shall mean the fees payable by Altus under Section 6.3 in the event that Altus cancels the Production of any Batch of Drug Product set forth in the Project Plan, except in the event of a default by Althea.

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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1.7  COMPONENTS shall mean all components and materials used by Althea in
     Production of Drug Product under this Agreement, including, without limitation, Bulk Drug Substance. Components are listed in the Project Plan, such Components identified as Components supplied by Altus ("Altus Supplied Components") and Components supplied by Althea ("Althea Supplied Components").

1.8 CONFIDENTIAL INFORMATION shall mean all information and data provided by one Party to the other Party under this Agreement, but excluding any specific portion of such information or data that the receiving Party can demonstrate:

               (I) is disclosed to the recipient by a third person who has the right to make such disclosure;

               (II) is or becomes part of the public domain through no fault of the recipient; or

               (III) the recipient can reasonably establish is independently developed by recipient without use of the information disclosed by the disclosing Party.

1.9 DRUG PRODUCT shall mean Altus' proprietary product known as ALTU-238, containing Bulk Drug Substance, in finished dosage form packaged and labeled for clinical use only, which is to be Produced by Althea under this Agreement.

1.10 EQUIPMENT shall have the meaning provided in Section 3.3.

1.11 FACILITY shall mean Althea's existing manufacturing facility located in San Diego, California.

1.12 FDA shall mean the United States Food and Drug Administration or any successor entity thereto.

1.13 FD&C ACT shall mean the United States Federal Food, Drug and Cosmetic Act, as may be amended from time to time.

1.14 IND shall mean an Investigational New Drug Application, as defined in the United States Code of Federal Regulations (21 CFR).

1.15 LABELING shall mean all labels and other written, printed, or graphic matter upon: (i) Drug Product or any container, carton, or wrapper utilized with Drug Product or (ii) any written material accompanying Drug Product.

1.16 MASTER BATCH RECORD (MBR) shall mean the formal set of instructions for Production of Drug Product. The MBR shall be developed and maintained by the Parties in accordance with Section 4.3.

1.17 PROCESS shall mean Altus' proprietary manufacturing process for the manufacture of Drug Product using the Components.

1.18 PRODUCTION OR PRODUCE shall mean the manufacturing, formulation, filling, packaging, inspection, labeling, and testing of Drug Product by Althea using the Process.

1.19 PRODUCT REQUIREMENTS shall have the meaning provided in Section 8.1.

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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1.20 PRODUCT SPECIFICATIONS shall mean a listing of the analytical testing and corresponding Specifications, to be performed on the Bulk Drug Substance and Drug Product in connection with the stability program.

1.21 PROJECT PLAN shall mean the attached Schedule 1 documenting the parameters for Production of Drug Product, including a statement of work defining the scope and assumptions of the project, an agreed-upon timeline based upon the project's scope and assumptions, the Specifications to be adhered to in Producing the Drug Product, a description of Bulk Drug Product and other Altus property to be used in the project, a Quality Management Agreement, an agreed upon price quote, packaging and delivery instructions, and sample certificates of analysis. The Parties acknowledge that as of the Effective Date Schedule 1 is a work in process, and each Party agrees to use commercially reasonable and good faith efforts to develop and mutually agree upon completed versions of such Schedule as promptly as practicable following the Effective Date, and upon such agreement the complete Schedule 1 shall be attached as part of this Agreement.

1.22 PURCHASE PRICE shall mean the amount to be paid by Altus per Batch of Drug Product delivered by Althea conforming to the Specifications, as specified in Article 5.

1.23 QUALITY MANAGEMENT AGREEMENT shall mean an agreement executed between the Parties as provided in Section 7.3, which shall govern quality issues related to Production by Althea of Drug Product.

1.24 REGULATORY AUTHORITY shall mean those agencies or authorities responsible for regulation of Drug Product in the United States and overseas. Althea shall have no obligation to Produce Drug Product in compliance with the requirements of a Regulatory Authority not specified in the applicable Project Plan.

1.25 RELEASED EXECUTED BATCH RECORD shall mean the completed batch record and associate deviation reports, investigation reports, and certificates of analysis created for each Batch of Drug Product.

1.26 SPECIFICATIONS shall mean the complete specifications for the Production of Drug Product, including as to primary and secondary packaging, and to the extent that Althea is required to test the Bulk Drug Substance, for the Bulk Drug Substance, which shall be set forth in Product Specifications and the Master Batch Record for Drug Product.

1.27 TERM shall have the meaning provided in Section 6.1.

                                   ARTICLE 2

                               STEERING COMMITTEE

     Promptly after the Effective Date, the Parties will form a Steering Committee (composed of two representatives from each Party) that will oversee and manage the activities of the Parties contemplated by this Agreement. Such Steering Committee will seek to operate by consensus. The initial members of the Steering Committee shall be [***] and [***] for Altus and [***] and [***] for Althea. The Steering Committee shall meet within 30 days to establish an overall governance for the collaboration, including appointing any subcommittees as needed. The Steering Committee will be responsible for managing any such subcommittees created by the Steering Committee, and shall have the ultimate decision-making authority as to any matter delegated to a subcommittee. A Party may

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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     change its members of the Steering Committee at its discretion. The
     Steering Committee shall meet by telephone, or as otherwise agreed by the Parties, as often as needed to facilitate the efficient conduct of the activities contemplated by this Agreement, and each Party shall be responsible for the costs of its representatives in participating in Steering Committee meetings. For clarity, the Steering Committee (and any subcommittee) will not have any right or authority to amend or modify in any way the terms of this Agreement.

                                   ARTICLE 3

                   FACILITY MODIFICATIONS; TECHNOLOGY TRANSFER

3.1 FACILITY MODIFICATIONS: For Althea to be able to provide to Altus the Drug Product in the timeframes contemplated by the Parties, Althea shall perform the specific modifications and upgrades to the Facility, as set forth in
     Schedule 1 to this Agreement. Such upgrades and modifications to the Facility shall be completed by Althea in accordance with the timeline set forth in Schedule 1 hereto. Notwithstanding the foregoing, Altus acknowledges that Althea's ability to perform such Facility upgrades and modifications will depend upon Altus timely providing to Althea finalized CAD drawings and equipment utility requirements for the Facility, and timely delivery of skids, and Altus agrees that Althea will not be responsible for delays in completion of such modifications and upgrades caused by Altus' delay or failure to provide such CAD drawings and equipment utility requirements, by delay in delivery of skids, or by other causes to the extent beyond Althea's reasonable control and provided that Althea uses diligent, commercially reasonable efforts to avoid any such delays despite such causes.

3.2 FACILITIES RESERVATION: Althea shall reserve such equipment, space and resources in the Facility (after the above modifications described in Section 3.1 are completed) as needed to Produce and supply to Altus [***] Batches of Drug Product as contemplated by this Agreement (and to accomplish all related tasks as set forth in this Agreement) according to a schedule mutually agreed by the Parties in good faith. It is anticipated that such reservation would begin consistent with Schedule 1, and provided further that if additional Facility time is required for Althea to complete Production of the [***] Batches, the Parties shall mutually agree in good faith to a modified schedule to accomplish such Production as soon as practicable.

3.3 EQUIPMENT VALIDATION: Althea shall conduct the manufacturing equipment acceptance and preliminary validation processes (IQ, OQ, PQ and Cleaning Validation), all as provided in the Project Plan. Such work shall commence as promptly as practicable following the completion of the installation of the Equipment (as below). Altus shall provide to Althea (on loan) the equipment specified in Schedule 2 hereto (the "Equipment") for crystallization and formulation of Drug Product and shall provide support to Althea for validation of the Equipment. The Equipment shall remain the property of Altus and shall be returned to Altus at the end of this Agreement or upon early termination of this Agreement. Following written notice by Altus to Althea that the Equipment is subject to a third party lien or other encumbrance resulting from a financing arrangement, Althea agrees to provide such third party with access to the Equipment as necessary for such third party to exercise its rights under such financing arrangement. Altus shall be responsible for insuring the equipment against loss or damage. Althea shall use commercially reasonable efforts to maintain the Equipment in good working order and to avoid damage or harm to the Equipment. If Altus or a third party is required to visit the Facility to perform service, repair or maintenance of the Equipment, or if such service, repair or maintenance requires the purchase of spare parts, Altus shall be responsible for the cost thereof (which shall be in addition to the payment amounts set forth in this Agreement),

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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     except to the extent that Althea's negligence or willful misconduct or other failure to comply with its obligations under this Agreement result in the need for such service, repair, maintenance or parts, in which case Althea shall bear full responsibility for all such costs and expenses.

3.4 PRODUCTION PROCESS TECHNOLOGY TRANSFER: Altus shall transfer all manufacturing know-how and processes controlled by Altus comprising the Process as necessary for Althea to manufacture the Drug Product using the Process, and Althea shall incorporate such technology into the applicable resources in the Facility and shall conduct one [***] buffer run, all as provided in the Project Plan. Althea also shall conduct additional buffer runs as requested by Altus in writing.

3.5 ANALYTICAL METHODS TECHNOLOGY TRANSFER: Altus shall transfer all analytical test methods and know-how controlled by Altus as necessary for Althea to conduct the validation, QC/QA, and product release of the Drug Product as contemplated in the Project Plan (the "Analytical Tests").

3.6 VALIDATION RUNS: Promptly after completion of the Equipment validation as provided in Section 3.3 above, Althea shall conduct validation runs of the Equipment and separately of the fill process (which uses Althea equipment), in accordance with the jointly agreed upon protocols for such validation runs. Each such validation run shall use appropriate [***]. Altus shall determine whether each such validation Batch manufactured by Althea and delivered to Altus has met the success criteria for the validation run, which criteria shall be as established by Altus in agreement with Althea, such agreement not to be unreasonably withheld. If a particular validation run conducted by Althea fails to meet such criteria, an appropriate representative from each Party shall meet and discuss and seek to determine the causes of such validation run having failed to meet such criteria, and Althea shall use best efforts to rectify any such problems as soon as practicable. Althea shall recommence conducting the applicable validation run, and shall conduct such validation runs (on each of the Equipment and the fill process, until three (3) consecutive validation runs for each the particular manufacturing steps (i.e., using the Equipment or using fill equipment) have met the applicable criteria.

                                   ARTICLE 4

                           PRODUCTION OF DRUG PRODUCT.

4.1 DRUG PRODUCT MANUFACTURING: After completion of the validation runs as provided in Section 3.6, Althea shall Produce the Drug Product in the Facility using the Equipment, and such other equipment and resources of Althea as are needed to complete such Production. The Drug Product shall be manufactured in accordance with cGMP, the Master Batch Record and all other applicable laws and regulations and shall conform with the Specifications. The Drug Product will be manufactured in [***] Batches: [***] Batches at [***] per run and [***] Batch of [***] (but provided that Altus may elect to convert one of the [***] Batches into a [***] [***] Batch, on written notice and subject to payment of additional Purchase Price as provide in
     Section 5.5). It is agreed that the first Batch will be conducted and completed consistent with the applicable timeline in Schedule 1 (subject to Section 3.1 above), with the commencement and delivery of such Batch to occur on the schedule set forth in Schedule 1 hereto. For the remaining Batches, which are expected to be conducted and completed in 2007, Altus will provide one month's notice to Althea to schedule the manufacturing run(s), and Althea shall commence the manufacturing run within one month of such notice. In addition, Altus may request that Althea Produce one or more additional Batches of Drug Product in 2007 (at [***] and/or [***] per run, as specified by Altus) upon the same advance notice as applicable to the first [***] Batches to be Produced in 2007, except that if, at the time of

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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     Altus' request, the skids have been removed from the Facility, then six weeks' advance notice will be required. Althea shall complete the manufacturing and QA/QC and delivery of the final, completed Drug Product in a particular Batch within [***] days of commencing the manufacturing run for such Batch. For each Batch that is Produced, the delivered Drug Product shall comprise at least an aggregate of [***] pre-filled syringes (for a [***] Batch), or [***] pre-filled syringes (for a [***] Batch), meeting the Specifications and other obligations of this Agreement. Altus shall have the right to inspect each Batch delivered to determine if it meets the Specifications and otherwise is conforming, and may reject any Batch that fails to meet the Specifications or otherwise is defective. Althea shall manufacture and deliver to Altus as soon as possible a new complete Batch meeting the Specifications if Altus properly rejects a Batch.

4.2 STABILITY STUDIES: Althea shall conduct stability studies on the Drug Product, in accordance with the study protocols as provided in Schedule 5 hereto. The Parties acknowledge that as of the Effective Date such Schedule is a work in process; each Party agrees to use commercially reasonable and good faith efforts to develop and mutually agree upon the completed version of such Schedule as promptly as practicable following the Effective Date, and upon such agreement such completed Schedule shall be attached as part of this Agreement.

4.3 DOCUMENTATION: The Master Batch Record shall be prepared, discussed, reviewed and approved by Althea and Altus jointly prior to commencement of Production. Althea shall not make any change to the Master Batch Record without Altus' prior written consent. Each Batch of Drug Product shall be Produced by using a copy of the Master Batch Record, and such copy shall be assigned a unique batch number applicable to such Batch of Drug Product. Such copy of the Master Batch Record for a particular Batch shall record all applicable information relating to the Production of the Drug Product in such Batch in the form specified by the Master Batch Record, including any deviation from the manufacturing process specified in the Master Batch Record and the results of all quality control and quality assurance testing performed in such Production. Althea shall ensure that all information required by the Master Batch Record relating to the Production of a Batch shall be completely and accurately recorded and documented in the copy of the Master Batch Record applicable to such Batch. The final, complete Master Batch Record for a particular completed Batch shall be the Released Executed Batch Record. Upon delivery of a completed Batch, Althea shall provide to Altus the Released Executed Batch Record for such Batch and any additional required documentation to support Production in a form reasonably suitable for Altus' submission to the FDA.

4.4 COMPONENT SUPPLY: Althea shall be responsible for procuring, testing and releasing on a timely basis all Components (including BD syringes, except as otherwise provided below) needed to Produce and deliver the Drug Product, except that Altus shall supply to Althea, at Altus' cost, the Altus Supplied Components. Except as may specifically be set forth in the Project Plan, on receipt of the Altus Supplied Components as set forth above, Althea's sole obligation with respect to evaluation of the Altus Supplied Components shall be to review the accompanying certificate(s) of analysis (if any) to confirm that the Altus Supplied Components conform with the Specifications. [***]Althea [***] in order to [***] of the batches of Drug Product, the Parties will[***] [***] [***] As promptly as practicable after the Effective Date, Althea will inform Altus of the quantity of BD syringes that Althea anticipates it will need. In addition, Althea will as promptly as practicable provide an approved vendor list for its purchase of all needed Althea Supplied Components, [***] that relate to Althea Supplied Components for Altus' review. If Altus determines that additional audits of vendors of Althea Supplied Components need to be conducted, such needed vendor audits will be conducted by the Parties [***].

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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4.5  COMPONENT DELIVERY DELAYS: Althea shall have no responsibility for delays in delivery of Drug Product caused by delays in receipt of Altus Supplied Components. If Althea receives the Altus Supplied Components from Altus with less time than requested in the applicable Project Plan prior to the scheduled date of Production of a particular Batch of Drug Product, and as a result Althea does not have sufficient time to Produce such Drug Product by the scheduled date as reasonably determined by Althea, then Althea and Altus shall discuss and agree on a rescheduled date for commencement and completion of Production of such Batch of Drug Product and on a reasonable rescheduling fee to be paid by Altus to compensate Althea for the delay.

4.6 IMPORTER OF RECORD: In the event any material or equipment to be supplied by Altus, including without limitation Altus Supplied Components, is imported into the United States for delivery to Althea ("Imported Goods"), Altus shall be the "Importer of Record" of such Imported Goods. As the Importer of Record, Altus shall be responsible for all aspects of the Imported Goods including, without limitation (a) customs and other regulatory clearance of Imported Goods, (b) payment of all tariffs, duties, customs, fees, expenses and charges payable in connection with the importation and delivery of the Imported Goods, and (c) keeping all records, documents, correspondence and tracking information required by applicable laws, rules and regulations arising out of or in connection with the importation or delivery of the Imported Goods.

4.7 MATERIAL SAFETY DATA SHEET: Altus shall provide Althea a Material Safety Data Sheet for Bulk Drug Substance and for Drug Product. Althea shall immediately notify Altus of any unusual health or environmental occurrence relating to Drug Product, including, but not limited to any claim or complaint by any employee of Althea or any of its Affiliates or third party that the operations of Althea pursuant to this Agreement have resulted in any adverse health or safety effect on an employee or third party. Althea agrees to advise Altus immediately of any safety or toxicity problems of which it becomes aware regarding the Drug Product.

4.8 VENDOR AND SUPPLIER AUDIT AND CERTIFICATION: Altus shall certify and audit, as per its standard practice, all vendors and suppliers related to Altus' purchase of Altus Supplied Components, and shall have the right to approve Althea's selection of vendors and suppliers for Althea Supplied Components.

4.9 DELIVERY TERMS: Althea shall ship all finished Drug Product to Altus or to Altus' designated consignee. All shipments shall be shipped FCA the Facility, by a common carrier designated by Altus, at Altus' expense; provided, however, that Althea shall be responsible for the loading of the Drug Product on departure and shall bear risk of loss and all costs of such loading. Altus shall procure, at its cost, insurance covering damage or loss of Drug Product during shipping. All shipping instructions of Altus shall be accompanied by the name and address of the recipient and the shipping date.

4.10 EXPORTER OF RECORD: Altus shall be the exporter of record for any Product shipped out of the United States, as Altus remains the owner of the Product. Altus warrants that all shipments of Product exported from the United States will be made in compliance with all applicable United States export laws and regulations and all applicable import laws and regulations into the country of deportation. Altus shall be responsible for obtaining and paying for any licenses or other governmental authorization(s) necessary for the exportation from the United States. Altus shall select and pay the freight forwarder who shall solely be Altus' agent. Altus and its freight forwarder shall be solely responsible for preparing and filing the Shipper's Export Declaration and any other documentation required for the export.

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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4.11 RETURNS: Drug Product returned by third parties is the responsibility of
     Altus, but subject to Section 4.1 with respect to defective Drug Product.

4.12 COMMERCIAL SUPPLY: Commencing on the written request by Altus, the Parties shall negotiate in good faith the terms of a commercial supply agreement under which Althea shall manufacture and supply to Altus final ALTU-238 product containing Bulk Drug Substance for commercial sale by Altus (the "Commercial Supply Agreement"), which agreement shall be on commercially reasonable terms as negotiated in good faith. The Parties shall use good faith efforts to complete such negotiations and enter into the Commercial Supply Agreement as soon as practicable after Altus' notice, and in any event within 45 days of such notice. In the event that, during the term of this Agreement or within one (1) year after its expiration or termination (except in the case of termination as a result of Althea's uncured material breach), Altus has not entered into the Commercial Supply Agreement and instead Altus enters into an agreement or arrangement under which a third party is granted the right to manufacture, formulate, fill, package and label Altus' proprietary product known as ALTU-238 for commercial sale, then Altus shall, within 10 days after entering into such agreement or arrangement, notify Althea thereof in writing [***] needed to perform the services under this Agreement. Altus acknowledges that entering into this Agreement will require substantial investment by Althea and will require that Althea forego other potential opportunities, and Altus hereby agrees that the foregoing fee is reasonable in principle and in amount.

                                   ARTICLE 5

                                 FINANCIAL TERMS

5.1 FACILITY MODIFICATIONS PAYMENT: Althea acknowledges receipt of payment from Altus of $[***] in consideration of Althea undertaking and completing the Facility modifications as contemplated in Section 3.1 above and Althea reserving Facility time as provided in Section 3.2 above.

5.2 VALIDATION PAYMENTS: In consideration of the IQ, OQ and PQ validation work under Section 3.3, Altus shall pay Althea the sum of $[***], which shall be due and payable as follows: (a) $[***] within 30 days of receipt of an invoice provided after the Effective Date; (b) $[***] within 30 days after receipt of an invoice from Althea provided after the completion of such validation work, and delivery to Altus of the draft validation report, and
     (c) $[***] within 30 days after receipt of an invoice from Althea [***]. In consideration of the Cleaning Validation work under Section 3.3, Altus shall pay Althea the sum of $[***], which shall be due and payable as follows: (a) $[***] within 30 days of receipt of an invoice provided after the Effective Date; (b) $[***] within 30 days after receipt of an invoice from Althea provided after the completion of the first two manufacturing Batches and their respective cleaning validation work, and (c) $[***] within 30 days after receipt of an invoice from Althea provided after completion of manufacturing Batches and respective cleaning validation work [***]. Althea will replace a failed equipment validation Batch at its cost if such failure is caused by Althea's failure to conform to the Master Batch Record or other negligence of Althea in performance of the Process. If failure is not determined to be caused by Althea's failure as described above then replacement validation runs will be at Altus cost. In consideration of the 3 media fill validation runs under Section 3.6 (i.e., validation runs using the Althea fill equipment), Altus shall pay Althea the sum of $[***] per fill run including all raw materials, which shall be due and payable as follows: $[***] within 30 days after of receipt by Altus of an invoice provided by Althea 30 days prior to the scheduled commencement of each run, and $[***] within 30 days after receipt of an invoice by Altus [***]. If a fill validation run fails, Althea will rerun at the validation run at its cost (including raw materials).

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

5.3 PROCESS TRANSFER PAYMENT: In consideration of the process technology transfer work under Section 3.4, Altus shall pay Althea the sum of $[***], which shall be due and payable as follows: (a) $[***] within 30 days of receipt of an invoice provided after the Effective Date; (b) $[***] within 30 days after receipt of an invoice from Althea provided after the completion of the first buffer run after such process technology transfer work is completed and the delivery to Altus of the draft report, and (c) $[***] within 30 days after receipt of an invoice from Althea provided after the completion of all such process technology transfer work [***]. Further, Altus shall pay Althea $[***] for each additional buffer run at [***] scale that is requested by Altus for assurance, which shall be due and payable as follows: (i) $[***] within 30 days after receipt of an invoice from Althea provided after Altus' request for such additional buffer run; and (ii) $[***] within 30 days after receipt of an invoice from Althea provided after the completion of such buffer run [***] by Althea.

5.4 ANALYTICAL METHODS TRANSFER PAYMENT: In consideration of the analytical methods transfer work under Section 3.5, Altus shall pay Althea the sum of $[***], which shall be due and payable as follows: (a) $[***] within 30 days after the Effective Date; (b) $[***] within 30 days after receipt of an invoice from Althea provided after the completion of the technical activity of assay qualification, and (c) $[***] within 30 days after receipt of an invoice from Althea provided after the completion of such analytical methods transfer work [***] by Althea.

5.5 TRANSFER PRICES FOR DRUG PRODUCT: In consideration of the Production of a Batch in accordance with Section 4.1, Altus shall pay Althea the sum of $[***] (whether such Batch results from a [***] or [***] run), which shall be due and payable as follows: (a) $[***], payable within 30 days after receipt of an invoice from Althea provided after the Effective Date for the first Batch, and within 30 days of receipt of an invoice from Althea provided after Altus ordering each successive Batch thereafter; and (b) $[***] within 30 days after receipt of an invoice from Althea provided after completion by Althea of delivery of such Batch acceptance of such Batch by Altus (under terms of Section 8.1). Notwithstanding the foregoing, if Altus elects (as provided in Section 4.1) to convert one of the [***] Batches to a [***] Batch, then the payment amount for such [***] Batch shall be a sum of $[***] due and payable as follows: (a) $[***], payable within 30 days after receipt of an invoice from Althea provided after Altus makes such election; (b) $[***] within 30 days after receipt of an invoice from Althea provided after completion by Althea of delivery of such Batch and acceptance of such Batch by Altus (under terms of Section 8.1).

5.6 STABILITY STUDIES PAYMENT: In consideration of the stability studies work under Section 4.2 on each Batch (including delivery of the final report to Altus) as requested by Altus, Altus shall pay Althea the sum of $[***], which shall be due and payable as follows: (a) $[***] within 30 days after receipt of an invoice from Althea provided after initiation of protocol drafting for such studies; (b) $[***] within 30 days after receipt of an invoice from Althea provided after completion of the last sample point for the stability study for the second batch; and (c) $[***] within 30 days after receipt of an invoice from Althea [***].

5.7 SUCCESS BONUS PAYMENT: Altus shall pay Althea a success bonus payment in the amount of $[***], within 30 days after receipt of an invoice provided by Althea after successful completion and delivery, in accordance with the mutually agreed upon timeline in Schedule 1, of the first Batch that meets the Specifications. Any modifications to such timeline must be agreed upon in writing by both Parties.

5.8 LATE PAYMENTS: Late payments shall accrue interest from the due date at the rate of 1.0% per month; provided, however, that in no event shall such rate exceed the maximum legal annual interest

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

     rate. Notwithstanding the foregoing, if Altus disputes in good faith that a particular payment hereunder is due, Altus shall provide prompt written notice thereof to Althea, and the Parties shall promptly discuss such dispute in good faith and use all reasonable efforts to resolve such dispute as promptly as practicable. No interest shall accrue hereunder on amounts that are subject to good faith dispute between the Parties for so long as such dispute continues. The payment of interest hereunder shall not limit Althea from exercising any other rights it may have as a consequence of the lateness of any payment.

5.9 MANNER AND PLACE OF PAYMENT: All payments by Altus, as specified above, shall be subject to Althea delivering to Altus by electronic mail an invoice in the amount owed in accordance with the above provisions, and the payment shall be made within the applicable number of calendar days (as specified in the particular payment provision) after the date Altus receives the applicable invoice. All such electronic mail invoices shall be sent to the following e-mail address (or such other e-mail address as Altus may specify in writing to Althea): [***]. All payments under this Article 5 shall be made by check or wire transfer in immediately available funds to the following account:

               Althea Technologies, Inc.
               11040 Roselle Street
               San Diego CA 92121-1205
               Ph. 858-882-0123

               Comerica Bank
               11943 El Camino Real
               San Diego CA 92130
               SWIFT#: [***]
               TRANSIT#: [***]
               ACCOUNT#: [***]

5.10 REMAINING COMPONENTS: Within 30 days of completion of the final quality control release and final invoice and of delivery of the final completed Batch, Altus will instruct Althea as to whether to return or dispose of all of the remaining Components provided by Altus. If Althea does not receive notice from Altus, Althea will have the right to use or dispose of any such remaining Components.

5.11 DEFAULT IN PAYMENT OBLIGATIONS: In addition to all other remedies available to Althea in the event of a Altus default, if Altus fails to make payments as required hereunder, Althea may take appropriate measures to assure prompt and full payment, including refuse to Produce any Drug Product until Altus' account is paid in full, modify the foregoing terms of payment, place the account on a letter of credit basis, require full or partial payment in advance, suspend deliveries of Drug Product until Altus provides assurance of performance reasonably satisfactory to Althea, and/or take other reasonable means as Althea may determine.

5.12 FORMAT OF REPORTS: For any payment obligation of Altus under this Article 5 that is contingent upon Altus' acceptance of a draft or final report delivered by Althea, the parties shall mutually agree in advance on the format of such report, and Altus shall not unreasonably withhold or delay its acceptance of any such report delivered by Althea that conforms to the agreed-upon format.

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                    ARTICLE 6

                              TERM AND TERMINATION.

6.1 TERM: This Agreement shall commence on the date first above written and will continue until the Production and delivery of all [***] Batches, as described in the Project Plan, has been completed in accordance with this Agreement, unless sooner terminated pursuant to Section 6.2 herein (the "Term").

6.2 TERMINATION: This Agreement may be terminated at any time upon the occurrence of any of the following events:

     6.2.1 TERMINATION FOR BREACH: A Party may terminate this Agreement upon the material breach of any provision of this Agreement by the other Party if such breach is not cured by the breaching Party within 30 calendar days (or such additional time reasonably necessary to cure such default provided the breaching Party has commenced a cure within the 30-day period and is diligently pursuing completion of such cure) after receipt by the breaching Party of written notice of such breach. At the option of the non-breaching Party, such termination may be with respect to the entire Agreement, or only with respect to the Batch of Drug Product that is subject to the breach.

     6.2.2 TERMINATION FOR FINANCIAL MATTERS: This Agreement may be terminated immediately by a Party by giving the other Party written notice thereof in the event such other Party makes a general assignment for the benefit of its creditors, or proceedings of a case are commenced in any court of competent jurisdiction by or against such Party seeking (a) such Party's reorganization, liquidation, dissolution, arrangement or winding up, or the composition or readjustment of its debts, (b) the appointment of a receiver or trustee for or over such Party's property, or (c) similar relief in respect of such Party under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debt, and such proceedings shall continue undismissed, or an order with respect to the foregoing shall be entered and continue unstated, for a period of more than 60 days.

6.3 PAYMENT ON TERMINATION: In the event of cancellation by Altus of the Production of any Batch set forth in a Project Plan or of the early termination of this Agreement, Altus shall make the following payments to
     Althea: (a) [***] Althea for the [***] by Althea for [***] and not already [***], and for which such [***] Althea [***] Altus on such [***]; (b) [***] Althea for the [***]Althea for [***] Altus [***] Althea not to [***] under subsection (a) above; (c) reimburse Althea for the actual out-of-pocket amounts incurred (up to ceasing Production) for all Batch work-in-process commenced by Althea on Drug Product being manufactured, but after deducting the actual amounts already paid by Altus (as to such work-in-progress) under Section 5.5; and (d) complete payment for all finished Drug Product delivered by Althea and meeting the Specifications. Following expiration or termination, Althea shall ship to Altus all remaining Components and any other materials supplied by Altus, at Altus' cost and per Altus' instructions. Altus shall make payment for all expenses described in
     Section 6.3 within 30 days of the invoice date, provided that Althea provides Altus with all appropriate documentation and back-up for such invoices.

6.4 SURVIVAL: Termination, expiration, cancellation or abandonment of this Agreement through any means or for any reason, except as set forth in
     Section 15.1, shall be without prejudice to the rights and remedies of either Party with respect to any antecedent breach of any of the provisions of this

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

     Agreement. The provisions of Sections 4.12, 5, 6, 12, 13, 14, 15, 16, 17 and 18 hereof shall survive expiration or termination of this Agreement.

                                   ARTICLE 7

             CERTIFICATES OF ANALYSIS AND MANUFACTURING COMPLIANCE.

7.1 CERTIFICATES OF ANALYSIS: At Althea's cost and expense, Althea shall test, or cause to be tested by third parties, in accordance with the Specifications each Batch of Drug Product that is Produced pursuant to this Agreement, such testing to be completed before delivery of the Batch to Altus or its designee. All results of such testing shall be recorded in a certificate of analysis in a form approved by Altus or its designee (each, a "Certificate of Analysis"). Althea shall deliver to Altus or its designee, prior to each completed Batch being delivered, the completed Certificate of Analysis for such Batch, which shall set forth the items tested and the test results. Althea shall also indicate on the final page of the Executed Release Batch Record for each Batch delivered that all batch Production and control records have been reviewed and approved by the appropriate quality control unit. Althea shall send, or cause to be sent, to Altus or its designee such Certificate of Analysis and Executed Release Batch Record for each Batch prior to the shipment of the Batch of Drug Product. Altus or its designee shall have the right to test, or cause to be tested, for final release, each Batch of Drug Product as meeting the Specifications and other requirements of this Agreement. As required by the FDA (see Section 7.2 below), Altus (or its designee, as applicable) assumes full responsibility for final release of each Batch of Drug Product.

7.2 MANUFACTURING COMPLIANCE: Althea shall advise Altus immediately if an authorized agent of any regulatory body visits Althea's manufacturing facility and makes an inquiry regarding Althea's Production of Drug Product for Altus. Manufacturing deviations and investigations which occur during Production of Drug Product and which do not cause the Production to be non-compliant with cGMP, shall not be deemed to cause such Drug Product to be non-conforming.

7.3 QUALITY AGREEMENT: The responsibilities of the quality units of each Party related to the Production of all Drug Product shall be described in a quality agreement between the Parties, substantially in accordance with industry standards (the "Quality Agreement"). The Parties agree to negotiate and execute the Quality Agreement within ninety (90) days following the Effective Date (or such other period of time as may be mutually agreed by the Parties). Such responsibilities shall include: (i) the specific content of the Certificate of Analysis, including without limitation the certificate of conformance, (ii) the nature of the Batch record review process, including notification of deviations associated with the Process or Specifications, (iii) a table of key contacts associated with the manufacturing, regulatory, quality control and quality assurance functions; and (iv) maintenance of distribution records that contain all of the appropriate information as specified in cGMP; and (v) other appropriate quality matters, such responsibility for maintaining reserve samples pursuant to cGMP.

7.4 CUSTOMER COMPLAINTS: Altus, as required by cGMP, shall maintain complaint files. All specific Altus Drug Product-related complaints received by Althea shall be forwarded to Altus. Altus shall be responsible for the review of the complaint to determine the need for an investigation or the need to report to the FDA as required by cGMP. Altus shall send to Althea all Drug Product performance or manufacturing-related complaints which require investigation. Althea shall conduct an investigation for each Drug Product performance or manufacturing-related complaint and shall report

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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

     findings and follow-up of each investigation to Altus. Altus shall make these complaint files available to Althea in the event they are required during an FDA inspection.

7.5 INSPECTIONS AND PRODUCTION OVERSIGHT: Altus or its designee, upon prior written notice and during normal business hours, shall have the right to inspect, as reasonably needed and for not more than two (2) days, the Althea Master Batch Records for each Batch, all other relevant documents relating to Production, and the portions of Althea's facility used for Production of Drug Product, and Althea shall provide full cooperation and assistance in such audit. If Altus or its designee chooses to audit Althea more than one time in a calendar year or for more than two (2) days, and Altus does not have a reasonable reason for conducting such additional audit or additional day(s) of audit, Althea may require that Altus or its designee reimburse Althea for Althea's reasonable expenses incurred in hosting such additional audit or such additional day(s) of auditing. All audited data will be treated as Confidential Information of Althea, and neither Altus nor its designee shall be permitted to remove or copy data without Althea's prior consent, such consent not to be unreasonably withheld. In addition, Althea shall permit any regulatory agency to inspect, as reasonably requested or needed, that portion of the Facility where Drug Product is manufactured or stored and to review all Althea documents relating to Drug Product Production or storage as is reasonably necessary for the purpose of assessing Althea's compliance with the Process, cGMP, the Specifications, all other applicable law and regulatory standards, and applicable chemical manufacturing controls. In addition, Altus or its designee shall have the right to have an employee or agent present at the Facility during the preparation for or conduct of any Production run for a Batch of Drug Product, and such employee or agent shall be free to inspect and oversee all aspects of such preparation or Production run and to comment to Althea thereupon. Althea shall provide such employee or agent of Altus or its designee suitable office space equipped with a phone line and high-speed internet connection and other standard office equipment and supplies as needed, for use by such employee or agent in conducting the inspection and oversight activities during such Production run. Althea shall have the right to require that Altus or its designee first execute a commercially reasonable and typical confidential disclosure agreement.

7.6 REGULATORY COMPLIANCE: Prior to commencing production of Drug Product, Althea shall: (a) ensure that the Facility meets all requirements of cGMP and all other applicable laws and regulations; and (b) obtain (and thereafter during the term of the Agreement maintain) for the Facility, at its sole cost, all permits, licenses and approvals (including facilities licenses) needed for Althea to be able to Produce and supply the Drug Product. Althea shall use commercially reasonable efforts to resolve as soon as possible any issues affecting Drug Product that arise in its seeking or maintaining any such facilities licenses, or other needed permits and approvals, including completely addressing and rectifying any deviations or other issues affecting Drug Product raised in any Warning Letter from the FDA or any similar warning or objection by a regulatory authority, subject to the provisions of Section 11.2 hereof. Except as set forth above in this Section 7.6, Altus shall be solely responsible for compliance with applicable laws and regulations with respect to the use and distribution of Drug Product, including, without limitation, all contact with the FDA regarding the foregoing. Althea shall reasonably cooperate with and assist Altus in all regulatory filings and interactions as Altus may make with regards to the Drug Product, including providing any information in Althea's control needed for such applications, filings or activities and any additional support relating to Drug Product as reasonably requested by Altus.

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                   ARTICLE 8

                           ACCEPTANCE OF DRUG PRODUCT.

8.1 NON-CONFORMING DRUG PRODUCT: Within 30 calendar days after receipt by Altus of a particular Batch, or 15 calendar days after receipt by Altus of the Released Executed Batch Record for a delivered Batch, whichever is later, Altus shall use reasonable efforts to determine whether Drug Product in the Batch conforms to the Specifications, the Master Batch Record, the Process, and the Project Plan (collectively the "Product Requirements").

     8.1.1 If Altus determines that the particular Batch of Drug Product conforms to the Product Requirements, Altus shall give Althea written notice of such determination and Altus shall be deemed to have accepted the Drug Product and waived its right to revoke acceptance [***]

     8.1.2 If Altus does not give notice that a particular Batch fails to conform to the Product Requirements within the time frame specified above, then Altus shall be deemed to have accepted the Drug Product and waived its right to revoke acceptance [***].

     8.1.3 If Altus believes any Batch of Drug Product does not conform to the Product Requirements and that such failure to conform was caused by either (i) Althea's failure to conform to the Master Batch Record or other negligence of Althea in the performance of the Process, or (ii) [***] of such Drug Product (either case, an "Althea Fault"), then Altus shall notify Althea by telephone, including a detailed explanation of the non-conformity and the basis for Altus' belief that it was caused by an Althea Fault, and shall confirm such notice in writing via facsimile, email or overnight delivery to Althea. [***] Upon receipt of such notice, Althea will investigate such alleged non-conformity using good faith commercially reasonable efforts. If Althea determines that such Drug Product is non-conforming as a result of an Althea Fault, Althea shall notify Altus of such determination promptly and the Parties shall proceed under Section 8.2. If Althea disagrees with Altus' determination that the Batch of Drug Product is non-conforming as a result of Althea Fault, Althea shall so notify Altus by telephone, no later than 30 days after the notice from Altus, and shall confirm such notice in writing by facsimile, email or overnight delivery, and the Parties shall proceed under Section 8.1.4.

     8.1.4 For any dispute by the Parties as to whether a particular Batch of Drug Product is conforming or non-conforming with the Product Requirements, and/or whether such non-conformity resulted from Althea Fault, samples of the Batch of Drug Product, and the relevant Batch records and other related documentation, will be submitted to a mutually acceptable laboratory or consultant for resolution, whose determination of conformity or non-conformity, and the cause thereof if non-conforming, shall be binding upon the Parties (absent fraud or gross negligence). Altus shall bear the costs of such laboratory or consultant, except as set forth in Section 8.2.

8.2 REMEDIES FOR NON-CONFORMING PRODUCT: [redactions in this section TBD] With respect to any Batch that Althea agrees is non-conforming, or that the laboratory or consultant determines is non-conforming (as provided in Section 8.1.4), due to an Althea Fault, Althea shall Produce at its cost and as soon as possible a replacement Batch of Drug Product (in the amount of the Batch that was non-conforming (that is, [***] or [***], as applicable), with Althea paying for all materials required

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

     to Produce such replacement Batch including needed amounts of the Altus Supplied Components [***] Altus shall have the same rights as above to inspect and accept (or reject, if applicable) such replacement Batch. With respect to a Batch that is non-conforming to the Product Requirements but where such non-conformity is not due to an Althea Fault, Althea shall if requested by Altus manufacture a replacement Batch of Drug Product, [***] as provided in Section 5.6, as soon as practicable.

8.3 NON-CONFORMING BULK DRUG SUBSTANCE: Notwithstanding the foregoing, if a Batch of Drug Product is rejected by Altus, and such Batch's failure to meet the Product Requirements is due to the Bulk Drug Substance in such Batch being non-conforming with applicable specifications at the time of delivery by Altus of such Bulk Drug Substance to Althea, then Altus shall not be permitted to reject such Batch (for purposes of payment), but Althea shall use reasonable efforts to Produce a conforming replacement Batch on a reasonable schedule agreed to by the Parties (with Altus supplying at its cost the amounts of Altus Supplied Components for such Products, and Altus paying all amounts under Section 5.6 for such replacement Batch).

                                   ARTICLE 9

                              DRUG PRODUCT RECALLS.

9.1 DRUG PRODUCT RECALLS: In the event Altus shall be required to recall any Drug Product because such Drug Product may violate local, state or federal laws or regulations, the laws or regulations of any applicable foreign government or agency or the Product Specifications, or in the event that Altus elects to institute a voluntary recall, Altus shall be responsible for coordinating such recall. Altus promptly shall notify Althea if any Drug Product is the subject of a recall and provide Althea with a copy of all documents relating to such recall. Althea shall cooperate with Altus and provide Altus all reasonable assistance in connection with any recall, at Altus' expense. Altus shall be responsible for all of the costs and expenses of such recall, including Althea's actual out-of-pocket costs in providing assistance; except as otherwise provided in the following. [***] Althea that[***] Althea (but [***], Althea [***] Altus, [***] that was the [***] [***]

                                   ARTICLE 10

                        FORCE MAJEURE; FAILURE TO SUPPLY.

10.1 FORCE MAJEURE EVENTS: Failure of either Party to perform under this Agreement (except the obligation to make payments) shall not subject such Party to any liability to the other if such failure is caused by acts of God, acts of terrorism, fire, explosion, flood, drought, war, riot, sabotage, embargo, strikes or other labor trouble, compliance with any order or regulation of any government entity, or by any cause beyond the reasonable control of the affected Party, whether or not foreseeable, provided that written notice of such event is promptly given to the other Party.

10.2 FAILURE TO SUPPLY: If Althea fails to supply all or any material part of Drug Product ordered by Altus on a timely basis, in accordance with the schedule agreed to by the Parties or in the Project Plan, Althea shall use commercially reasonable efforts to supply such amounts of undelivered Drug Product as soon as possible. Altus may require Althea to initiate Production of a new Batch of Drug Product in order to supply the undelivered Drug Product at date specified by Altus, and Altus shall have the right to have an Altus employee or representative present in the preparation for and conduct of the Production of the Batch as needed to deliver such Drug Product to Altus. The provisions of

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

     this Section 10.2 shall be without prejudice to Altus' rights under Section
     6.2 and remedies provided for thereunder.

                                   ARTICLE 11

                             CHANGES IN PRODUCTION.

11.1 CHANGES TO MASTER BATCH RECORDS AND PRODUCT SPECIFICATIONS: Althea agrees to inform Altus within 15 days of the result of any regulatory development or changes that Althea believes may materially affect the Production of Drug Product. Althea shall not make any changes to the Master Batch Record or the Specifications or Product Specifications without the prior written consent of Altus.

11.2 PRODUCT-SPECIFIC CHANGES: If facility, equipment, process or system changes are required of Althea in order to Produce the Drug Product as a result of requirements set forth by the FDA or any other Regulatory Authority ("Required Regulatory Changes"), and such Required Regulatory Changes apply primarily to the Production and supply of the Drug Product, then Altus and Althea will review such requirements and the necessary changes (including costs for such changes), and shall (unless Altus elects to terminate the Agreement) agree in writing to the details of such Required Regulatory Changes. Althea shall implement such agreed changes as soon as practicable, and Altus shall bear 100% of the reasonable costs of such agreed changes.

11.3 GENERAL CHANGES: If any such Required Regulatory Changes apply generally to one or more Drug Product as well as to other products manufactured by Althea for itself or for third parties, then Altus shall pay a pro rata amount of the reasonable cost of such Required Regulatory Changes based upon the proportion of time that such facility is dedicated to the Production of Drug Product relative to the manufacture of such other products.

                                   ARTICLE 12

                                CONFIDENTIALITY.

12.1 CONFIDENTIALITY: It is contemplated that in the course of the performance of this Agreement each Party may, from time to time, disclose Confidential Information to the other. Each Party agrees (a) to take all reasonable steps to prevent disclosure of Confidential Information of the other Party to third parties, and (b) not to use the Confidential Information of the other Party except in order to accomplish the purposes of this Agreement. No provision of this Agreement shall be construed so as to preclude Altus' disclosure of Confidential Information as may be reasonably necessary to secure from any governmental agency necessary approvals or licenses or to obtain patents with respect to the Drug Product. Althea understands and agrees that the Master Batch Records, the Executed Released Batch Records, and all other information directly relating to the Production and supply of Drug Product is and shall be the Confidential Information of Altus (regardless that Althea disclosed such information, data and records to Altus).

12.2 PRIOR CONFIDENTIALITY AGREEMENT: This Agreement, by reference, incorporates the Confidentiality Agreement signed by Altus and Althea on October 4, 2005, and is made a part hereof as though fully set forth herein.

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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

12.3 THIRD PARTY DISCLOSURE: Althea shall be permitted to disclose Drug Product information to third party developmental and analytical service providers in connection with performance of its obligations hereunder provided such providers shall be subject to confidentiality agreements no less stringent than the obligations in this Agreement. A Party may disclose Confidential Information of the other Party to those of its Affiliates, agents and consultants who need to know such information to accomplish the purposes of this Agreement (collectively, "Permitted Recipients"); provided such Permitted Recipients are bound to maintain such Confidential Information in confidence and not to use such Confidential Information except as necessary to accomplish such purposes.

12.4 LITIGATION AND GOVERNMENTAL DISCLOSURE: Notwithstanding the above obligations, a Party may disclose the Confidential Information of the other Party to the extent such disclosure is reasonably necessary for prosecuting or defending litigation, complying with applicable governmental laws or regulations, or as required to comply with court orders, provided that if a Party is required by law or regulation to make any such disclosure of the other Party's Confidential Information it will, except where impractical for necessary disclosures, for example in the event of a medical emergency, give reasonable advance notice to the other Party of such disclosure requirement and will use good faith efforts to assist such other Party to secure a protective order or confidential treatment of such Confidential Information required to be disclosed.

12.5 LIMITATION OF DISCLOSURE: The Parties agree that, except as otherwise may be required by applicable laws, regulations, rules or orders, including without limitation the rules and regulations promulgated by the United States Securities and Exchange Commission, and except as may be authorized in Section 12.4, no information concerning this Agreement and the transactions contemplated herein shall be made public by either Party without the prior written consent of the other.

12.6 PUBLICITY AND SEC FILINGS. The Parties agree that the public announcement of the execution of this Agreement shall only be by one or more press releases mutually agreed to by the Parties. The failure of a Party to return a draft of a press release with its proposed amendments or modifications to such press release to the other Party within five (5) days of such Party's receipt of such press release shall be deemed as such Party's approval of such press release as received by such Party. Each Party agrees that it shall cooperate reasonably and in a timely manner with the other with respect to all disclosures to the Securities and Exchange Commission and any other governmental or regulatory agencies, including requests for confidential treatment of Confidential Information of either Party included in any such disclosure. It is understood that each Party may disclose this Agreement to the extent required by applicable laws or regulations, subject to using reasonable efforts to seek confidential treatment of sensitive economic, business or technical terms in the Agreement as permitted under law.

12.7 DURATION OF CONFIDENTIALITY: All obligations of confidentiality and non-use imposed upon the Parties under this Agreement shall expire 10 years after the expiration or earlier termination of this Agreement; provided, however, that Confidential Information which constitutes the trade secrets of a Party shall be kept confidential indefinitely, subject to the limitations set forth in Sections 12.4 and 12.5.

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                   ARTICLE 13

                                   INVENTIONS.

13.1 EXISTING INTELLECTUAL PROPERTY: Except as the Parties may otherwise expressly agree in writing, each Party shall continue to own its existing patents, trademarks, copyrights, trade secrets and other intellectual property, without conferring any interests therein on the other Party. Without limiting the generality of the preceding sentence, Altus shall retain all right, title and interest arising under the United States Patent Act, the United States Trademark Act, the United States Copyright Act and all other applicable laws, rules and regulations in and to all Drug Product, Bulk Drug Substance, the Process, the Specifications, Labeling and trademarks associated therewith, any other Altus technology or know-how disclosed to Althea (collectively, "Altus' Intellectual Property"). Except as expressly set forth in Section 13.2, Althea shall retain all right, title and interest under the same above noted laws to any of its manufacturing process technology that existed as of the Effective Date or is developed after the Effective Date. Neither Althea nor any third party shall acquire any right, title or interest in Altus' Intellectual Property by virtue of this Agreement or otherwise, except to the extent expressly provided herein.

13.2 MANUFACTURING IMPROVEMENTS. If Althea generates any improvements or other inventions, information or know-how based on its work under this Agreement that relate to Bulk Drug Substance or Drug Product, including without limitation methods relating to the manufacture thereof (collectively, the "Manufacturing Improvements"), Althea shall disclose all such Manufacturing Improvements to Altus. Altus shall own any such Manufacturing Improvements that relate to protein crystallization processes and techniques and/or formulations (the "Assigned Improvements"), and Althea shall assign to Altus the entire right, title and interest in and to such Assigned Improvements. Altus shall grant Althea the limited, non-exclusive, non-transferable right for Althea to use any such Assigned Improvements in its manufacturing business, but provided that Althea shall not have any license to use same to make a product that is competitive with any Altus product, product candidate, or technology or is otherwise a crystalline protein. Althea shall own the entire right, title and interest in and to any other Manufacturing Improvements (that is, those that are not Assigned Improvements), and Althea hereby grants and agrees to grant to Altus a non-exclusive, worldwide, royalty-free, fully paid, perpetual, irrevocable, worldwide license, including the right to sublicense, under any such other Manufacturing Improvements solely to make, have made, use, sell, have sold, offer for sale and import Bulk Drug Substance, Drug Product and products containing Bulk Drug Substance.

13.3 INDIVIDUALLY OWNED INVENTIONS: Except as set forth in Section 13.2, all Inventions (as defined herein) which are conceived, reduced to practice, or created by a Party in the course of performing its obligations under this Agreement shall be solely owned and subject to use and exploitation by the inventing Party without a duty to account to the other Party. For purposes of this Agreement, "Invention" shall mean information relating to any innovation, improvement, development, discovery, computer program, device, trade secret, method, know-how, process, technique or the like, whether or not written or otherwise fixed in any form or medium, regardless of the media on which contained and whether or not patentable or copyrightable.

13.4 JOINTLY OWNED INVENTIONS: Except as set forth in Section 13.2, all Inventions which are conceived, reduced to practice, or created jointly by the Parties and/or their respective agents (i.e., employees or agents who would be or are properly named as co-inventors under the laws of the United States on any patent application claiming such inventions) in the course of the performance of this Agreement

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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

     shall be owned jointly by the Parties. Each Party shall have full rights to exploit such Inventions for its own commercial purposes without any obligation to the other. The Parties shall share equally in the cost of mutually agreed patent filings with respect to all such jointly owned Inventions. The decision to file for patent coverage on jointly owned Inventions shall be mutually agreed upon, and the Parties shall select a mutually acceptable patent counsel to file and prosecute patent applications based on such joint Inventions.

13.5 DISCLAIMER: Except as otherwise expressly provided herein, nothing contained in this Agreement shall be construed or interpreted, either expressly or by implication, estoppel or otherwise, as: (i) a grant, transfer or other conveyance by either Party to the other of any right, title, license or other interest of any kind in any of its Inventions or other intellectual property, (ii) creating an obligation on the part of either Party to make any such grant, transfer or other conveyance or (iii) requiring either Party to participate with the other Party in any cooperative development program or project of any kind or to continue with any such program or project.

13.6 RIGHTS IN INVENTIONS: The Party owning any Inventions or Manufacturing Improvements shall have the world wide right to control the drafting, filing, prosecution and maintenance of patents or other applications or registrations for intellectual property rights claiming or covering such Inventions or Manufacturing Improvements, including decisions about the countries in which to file such patent applications or other applications or registrations. All costs and fees associated with the patent and other registration activities described in this Section shall be borne by the sole owner. Each Party will cooperate with the other Party in the filing and prosecution of such patent or other applications and registrations. Such cooperation will include, but not be limited to, furnishing supporting data and affidavits for the prosecution of patent and other applications and registrations and completing and signing forms needed for the prosecution, assignment and maintenance of such applications and registrations.

13.7 CONFIDENTIALITY OF INVENTIONS: All Inventions or Manufacturing Improvements shall be deemed to be the Confidential Information of the Party owning such Inventions or Manufacturing Improvements. The protection of each Party's Confidential Information is described in Article 12. It shall be the responsibility of the Party preparing a patent or other intellectual property application or registration to obtain the written permission of the other Party to use or disclose the other Party's Confidential Information in the application or registration before it is filed and for other disclosures made during the prosecution thereof, such permission not to be unreasonably withheld or delayed.

                                   ARTICLE 14

                         REPRESENTATIONS AND WARRANTIES.

14.1 MUTUAL REPRESENTATIONS: Each Party hereby represents and warrants to the other Party that (a) the person executing this Agreement is authorized to execute this Agreement; (b) this Agreement is legal and valid and the obligations binding upon such Party are enforceable by their terms; and (c) the execution, delivery and performance of this Agreement does not conflict with any agreement, instrument or understanding, oral or written, to which such Party may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

14.2 ALTHEA WARRANTY: Althea represents and warrants that Drug Product shall be Produced in accordance with cGMP, the Specifications and the Master Batch Record, and that the [***]

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

     (excluding adulteration or misbranding resulting solely from the Altus Supplied Components incorporated into the applicable Drug Product being defective). Althea represents and warrants that it has obtained (or will obtain prior to commencing the Production of Drug Product), and will remain in compliance with during the term of this Agreement, all permits, licenses and other authorizations (the "Permits") which are required under federal, state and local laws, rules and regulations applicable to the Production only of Drug Product as specified in the Master Batch Record and the Project Plan; provided, however, that Althea shall have no obligation to obtain Permits relating to the sale, marketing, distribution or use of Bulk Drug Substance or Drug Product or with respect to the Labeling of Drug Product. Althea makes no representation or warranty with respect to the sale, marketing, distribution or use of the Bulk Drug Substance or as to printed materials supplied by Altus or its consignee.

14.3 DISCLAIMER OF WARRANTIES: Except for those warranties set forth in Sections
     14.1 and 14.2 of this Agreement, Althea makes no warranties, written, oral, express or implied, with respect to Drug Product or the Production of Drug Product. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT HEREBY ARE DISCLAIMED BY ALTHEA. NO WARRANTIES OF ALTHEA MAY BE CHANGED BY ANY REPRESENTATIVES OF ALTHEA. Altus accepts Drug Product subject to the terms of this Section 14.3.

14.4 ALTUS WARRANTIES: Altus warrants that (a) it has the right to give Althea any information provided by Altus hereunder, and that Althea has the right to use such information for the Production of Drug Product, and (b) Altus has no knowledge of any (i) patents or other intellectual rights that would be infringed by Althea's Production of Drug Product in accordance with the terms of this Agreement, or (ii) proprietary rights of third parties which would be violated by Althea's performance hereunder. Altus further warrants that the Bulk Drug Substance provided to Althea hereunder (1) conforms to the Bulk Drug Substance Specifications and (2) is not adulterated or misbranded within the meaning of the FD&C Act.

                                   ARTICLE 15

               LIMITATION OF LIABILITY AND WAIVER OF SUBROGATION.

15.1 LIMITATION OF LIABILITY: Altus' sole and exclusive remedy for breach of this Agreement is limited to those remedies set forth in Article 8 and at Althea's decision, in Althea's sole discretion, to either replace the non-conforming Drug Product or reimburse Altus for the Purchase Price for the non-conforming Drug Product. Under no circumstances shall Althea be liable for loss of use or profits or other collateral, special, consequential or other damages, losses, or expenses, including but not limited to the cost of cover or the cost of a recall in connection with, or by reason of the Production and delivery of Drug Product under this Agreement whether such claims are founded in tort or contract. The foregoing constitutes the sole and exclusive remedy of Altus and the sole and exclusive liability of Althea. All claims by Altus for breach or default under this Agreement shall be brought within one (1) year after the cause of action accrued or shall be deemed waived.

15.2 WAIVER OF SUBROGATION: All Althea Supplied Components and equipment (other than the Equipment) used by Althea in the Production of Drug Product (collectively, "Althea Property") shall at all times remain the property of Althea and Althea assumes risk of loss for such property until delivery of Drug Product to a common carrier as specified under Section 4.9. Althea hereby waives

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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

     any and all rights of recovery against Altus and its Affiliates, and against any of their respective directors, officers, employees, agents or representatives, for any loss or damage to Althea Property to the extent the loss of damage is covered or could be covered by insurance (whether or not such insurance is described in this Agreement). Altus assumes all risk of loss for all Altus Supplied Components, all Bulk Drug Substance supplied by Altus, and all Drug Product (collectively, "Altus Property"). Altus hereby waives any and all rights of recovery against Althea and its Affiliates, and against any of their respective directors, officers, employees, agents or representatives, for any loss or damage to the Altus Property to the extent the loss of damage is covered or could be covered by insurance (whether or not such insurance is described in this Agreement).

15.3 WAIVER OF CLAIMS: In connection with providing Production Services, Althea represents only that it will use reasonable care in providing such information solely as it relates to development studies, formulation, primary packaging and manufacturing process development. Althea makes no representation or warranty, and Altus expressly waives all claims against Althea and its Affiliates, and any of their respective agents or employees, arising out of or in connection with any claims relating to the stability, efficacy, safety, or toxicity of Drug Product developed, formulated, packaged or manufactured in accordance with the Production Services provided by Althea.

                                   ARTICLE 16

                                INDEMNIFICATION.

16.1 ALTUS INDEMNIFICATION: Altus shall indemnify, defend and hold harmless Althea and its Affiliates, and any of their respective directors, officers, employees, subcontractors and agents (collectively the "Indemnified Parties") from and against any and all liabilities, obligations, penalties, claims, judgments, disbursements of any kind and nature, losses, damages, costs and expenses (including, without limitation, reasonable attorney's fees) arising out of or in connection with any third party demands, actions, or suits resulting from property damage or personal injury (including without limitation death) of third parties (collectively "Claims") resulting from: (a) Altus' storage, promotion, labeling, marketing, distribution, use or sale of Bulk Drug Substance or Drug Product, (b) Altus' negligence or willful misconduct, (c) Altus' breach of this Agreement, or (d) any claim that the use, sale, Production, marketing or distribution of Bulk Drug Substance or Drug Product by Althea or Altus violates the patent, trademark, copyright or other proprietary rights of any third party, except to the extent any of the foregoing (a) through (d) is caused by the negligence or willful misconduct of the Indemnified Parties or by the breach by Althea of its obligations under this Agreement.

16.2 ALTHEA INDEMNIFICATION: Althea shall indemnify, defend and hold harmless Altus and its Affiliates and any of their respective directors, officers, employees, subcontractors and agents from and against any and all Claims resulting from any of the Indemnified Parties' (as defined in Section 16.1 above) negligence or willful misconduct or from Althea's breach of any its obligations under this Agreement.

16.3 INDEMNITEE OBLIGATIONS: A Party (the "Indemnitee") which intends to claim indemnification under this Article 16 shall promptly notify the other Party (the "Indemnitor") in writing of any action, claim or other matter in respect of which the Indemnitee or any of its Affiliates, or any of their respective directors, officers, employees, subcontractors, or agents, intend to claim such indemnification; provided, however, that failure to provide such notice within a reasonable period of time shall not relieve the Indemnitor of any of its obligations hereunder except to the extent the

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

     Indemnitor is prejudiced by such failure. The Indemnitee shall permit, and shall cause its Affiliates, and their respective directors, officers, employees, subcontractors and agents to permit, the Indemnitor, at its discretion, to settle any such action, claim or other matter, and the Indemnitee agrees to the complete control of such defense or settlement by the Indemnitor. Notwithstanding the foregoing, the Indemnitor shall not enter into any settlement that would adversely affect the Indemnitee's rights hereunder, or impose any obligations on the Indemnitee in addition to those set forth herein, in order for it to exercise such rights, without Indemnitee's prior written consent, which shall not be unreasonably withheld or delayed. No such action, claim or other matter shall be settled by an Indemnitee without the prior written consent of the Indemnitor, which shall not be unreasonably withheld or delayed. The Indemnitee, its Affiliates, and their respective directors, officers, employees, subcontractors and agents shall fully cooperate with the Indemnitor and its legal representatives in the investigation and defense of any action, claim or other matter covered by the indemnification obligations of this Article
     16. The Indemnitee shall have the right, but not the obligation, to be represented in such defense by counsel of its own selection and at its own expense.

16.4 INJUNCTION: In the event that the Production or sale of a Drug Product is enjoined due to alleged infringement by either Party of the proprietary rights of a third party, such injunction shall permit either Party to terminate this Agreement under the terms of Article 6.

                                   ARTICLE 17

                                   INSURANCE.

17.1 ALTUS INSURANCE: Altus shall procure and maintain, during the Term of this Agreement and for a period of one (1) year beyond the expiration date of Drug Product, Commercial General Liability Insurance and Product Liability and Contractual Liability coverage (the "Altus Insurance"). The Altus Insurance shall cover amounts not less than [***] combined single limit. Altus promptly shall deliver a certificate of Altus Insurance to Althea evidencing such coverage. If Altus fails to furnish such certificates or if at any time during the Term of this Agreement Althea is notified of the cancellation or lapse of the Altus Insurance, and Altus fails to rectify the same within 30 calendar days after notice from Althea, in addition to all other remedies available to Althea hereunder, Althea, at its option, may obtain the Altus Insurance at a reasonable cost and Altus promptly shall reimburse Althea for the cost of the same. Any deductible and/or self insurance retention shall be the sole responsibility of Altus.

17.2 ALTHEA INSURANCE: Althea shall procure and maintain, during the Term of this Agreement and for a period of one (1) year beyond the expiration date of Drug Product, Commercial General Liability Insurance and Product Liability and Contractual Liability coverage (the "Althea Insurance"). The Althea Insurance shall cover amounts not less than [***] combined single limit. Althea promptly shall deliver a certificate of Althea Insurance to Altus evidencing such coverage. If Althea fails to furnish such certificates, or if at any time during the Term of this Agreement Altus is notified of the cancellation or lapse of the Althea Insurance, and Althea fails to rectify the same within 30 calendar days after notice from Altus, in addition to all other remedies available to Altus hereunder, Altus, at its option, may obtain the Althea Insurance at reasonable cost, and Althea promptly shall reimburse Altus for the cost of the same. Any deductible and/or self insurance retention shall be the sole responsibility of Althea.

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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

                                   ARTICLE 18

                               GENERAL PROVISIONS.

18.1 NOTICES: All notices hereunder shall be delivered by facsimile (confirmed by overnight delivery), or by overnight delivery with a reputable overnight delivery service, to the following address of the respective Parties:

          If to Altus:    Altus Pharmaceuticals Inc.
                          125 Sidney Street
                          Cambridge, MA  02139
                          Attn:  Chief Financial Officer

                          Telephone: [***]
                          Facsimile: (617) 299-2999

          If to Althea:   Althea Technologies, Inc.
                          11040 Roselle Street
                          San Diego, CA 92121
                          Attn: Chief Financial Officer

                          Telephone: [***]
                          Facsimile: (858) 882-0133

For specific inquiries, the following Althea responsible individuals may be contacted directly:

     Project Manager             [***]

     Quality Control and
     Quality Assurance Manager   [***]

     Materials Manager           [***]

For specific inquiries, the following Altus responsible individuals may be contacted directly:

     Project Manager                      [***]

     Director, Quality Assurance          [***]

     Materials Manager                    [***]

     Quality Control Associate Director   [***]

     Notices shall be effective on the day following the date of transmission if sent by facsimile, and on the second business day following the date of delivery to the overnight delivery service if sent by overnight delivery. A Party may change its address listed above, or any listed responsible individual, by notice to the other Party given in accordance with this section.

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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

18.2 ENTIRE AGREEMENT; AMENDMENT: The Parties hereto acknowledge that this Agreement sets forth the entire agreement and understanding of the Parties and supersedes all prior written or oral agreements or understandings with respect to the subject matter hereof, including the letter of intent between the Parties dated May 18, 2006, but excluding the Confidentiality Agreement between the Parties dated October 4, 2005. No modification of any of the terms of this Agreement, or any amendments thereto, shall be deemed to be valid unless in writing and signed by an authorized agent or representative of both Parties hereto. No course of dealing or usage of trade shall be used to modify the terms and conditions herein.

18.3 WAIVER: None of the provisions of this Agreement shall be considered waived by any Party hereto unless such waiver is agreed to, in writing, by authorized agents of both Parties. The failure of a Party to insist upon strict conformance to any of the terms and conditions hereof, or failure or delay to exercise any rights provided herein or by law shall not be deemed a waiver of any rights of any Party hereto.

18.4 OBLIGATIONS TO THIRD PARTIES: Each Party warrants and represents that this Agreement is not inconsistent with any contractual obligations, expressed or implied, undertaken with any third party.

18.5 ASSIGNMENT: This Agreement shall be binding upon and inure to the benefit of the successors or permitted assigns of each of the Parties and may not be assigned or transferred by either Party without the prior written consent of the other, which consent will not be unreasonably withheld or delayed, except that no consent shall be required in the case of an assignment of this Agreement by a Party to its Affiliate or to its successor in interest pursuant to a transaction involving the merger, consolidation or sale of all or substantially all of the assets of the Party and provided that such successor entity assumes in writing all the obligations of the assigning Party under this Agreement. No assignment shall relieve any Party of responsibility for the performance of its obligations hereunder.

18.6 TAXES: Altus shall pay all national, state, municipal or other sales, use excise, import, property, value added, or other similar taxes, assessments or tariffs assessed upon or levied against the sale of Drug Product to Altus pursuant to this Agreement or the sale or distribution of Drug Product by Altus (or at Altus' sole expense, defend against the imposition of such taxes and expenses). Althea shall notify Altus of any such taxes that any governmental authority is seeking to collect from Althea, and Altus may assume the defense thereof in Althea's name, if necessary, and Althea agrees to fully cooperate in such defense to the extent of the capacity of Althea, at Altus' expense. Althea shall pay all national, state, municipal or other taxes on the income resulting from the sale by Althea of the Drug Product to Altus under this Agreement, including but not limited to, gross income, adjusted gross income, supplemental net income, gross receipts, excess profit taxes, or other similar taxes.

18.7 INDEPENDENT CONTRACTOR: Althea shall act as an independent contractor for Altus in providing the services required hereunder and shall not be considered an agent of, or joint venturer with, Altus. Unless otherwise provided herein to the contrary, Althea shall furnish all expertise, labor, supervision, machining and equipment necessary for performance hereunder and shall obtain and maintain all building and other permits and licenses required by public authorities.

18.8 GOVERNING LAW: Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought by either of the Parties, such action shall be

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

     subject to the laws of the State of New York, excluding any conflicts of laws provisions that would require application of other laws.

18.9 ATTORNEY'S FEES: The successful Party in any litigation or other dispute resolution proceeding to enforce the terms and conditions of this Agreement shall be entitled to recover from the other Party reasonable attorney's fees and related costs involved in connection with such litigation or dispute resolution proceeding.

18.10 SEVERABILITY: In the event that any term or provision of this Agreement shall violate any applicable statute, ordinance, or rule of law in any jurisdiction in which it is used, or otherwise be unenforceable, such provision shall be ineffective to the extent of such violation without invalidating any other provision hereof.

18.11 HEADINGS, INTERPRETATION: The headings used in this Agreement are for convenience only and are not part of this Agreement. The term "including" shall be interpreted to mean "including without limitation" and shall not limit the generality of any provision preceding the term.

18.12 COUNTERPARTS; FACSIMILE EXECUTION: This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Agreement and all of which, when taken together, shall be deemed to constitute one and the same agreement. Facsimile execution and delivery of this Agreement, is legal, valid and binding for all purposes.

     ****************

     [remainder of page left blank]

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

     IN WITNESS WHEREOF, the Parties hereto have each caused this Drug Product Production and Clinical Supply Agreement to be executed by their duly-authorized representatives as of the Effective Date above written.

ALTUS PHARMACEUTICALS INC.              ALTHEA TECHNOLOGIES, INC


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                   SCHEDULE 1

Final Execution Version

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

                       %Work
 ID     Task Name    Complete   Duration   Start   Finish   [***]   [***]
---   ------------   --------   --------   -----   ------   -----   -----
  1    ALTU: [***]     [***]      [***]    [***]    [***]
  2       [***]        [***]      [***]    [***]    [***]
  3       [***]        [***]      [***]    [***]    [***]
  4       [***]        [***]      [***]    [***]    [***]
  5       [***]        [***]      [***]    [***]    [***]
  6       [***]        [***]      [***]    [***]    [***]
  7       [***]        [***]      [***]    [***]    [***]
  8       [***]        [***]      [***]    [***]    [***]
  9       [***]        [***]      [***]    [***]    [***]
 10       [***]        [***]      [***]    [***]    [***]
 11       [***]        [***]      [***]    [***]    [***]
 12       [***]        [***]      [***]    [***]    [***]
 13       [***]        [***]      [***]    [***]    [***]
 14       [***]        [***]      [***]    [***]    [***]
 15       [***]        [***]      [***]    [***]    [***]
 16       [***]        [***]      [***]    [***]    [***]
 17       [***]        [***]      [***]    [***]    [***]
 18       [***]        [***]      [***]    [***]    [***]
 19       [***]        [***]      [***]    [***]    [***]
 20       [***]        [***]      [***]    [***]    [***]
 21       [***]        [***]      [***]    [***]    [***]
 22       [***]        [***]      [***]    [***]    [***]
 23       [***]        [***]      [***]    [***]    [***]
 24       [***]        [***]      [***]    [***]    [***]
 25       [***]        [***]      [***]    [***]    [***]
 26       [***]        [***]      [***]    [***]    [***]
 27       [***]        [***]      [***]    [***]    [***]
 28       [***]        [***]      [***]    [***]    [***]
 29       [***]        [***]      [***]    [***]    [***]
 30       [***]        [***]      [***]    [***]    [***]
 31       [***]        [***]      [***]    [***]    [***]
 32       [***]        [***]      [***]    [***]    [***]
 33       [***]        [***]      [***]    [***]    [***]
 34       [***]        [***]      [***]    [***]    [***]
 35       [***]        [***]      [***]    [***]    [***]
 36       [***]        [***]      [***]    [***]    [***]
 37       [***]        [***]      [***]    [***]    [***]
 38       [***]        [***]      [***]    [***]    [***]
 39       [***]        [***]      [***]    [***]    [***]
 40       [***]        [***]      [***]    [***]    [***]
 41       [***]        [***]      [***]    [***]    [***]
 42       [***]        [***]      [***]    [***]    [***]
 43       [***]        [***]      [***]    [***]    [***]
 44       [***]        [***]      [***]    [***]    [***]

Project: ALTUS-238 Phase 3 Material   [Gantt Chart Information Redacted]
Date: Tue 8/15/06

Final Execution Version

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

                       %Work
 ID       Task       Complete   Duration   Start   Finish   [***]   [***]
---   ------------   --------   --------   -----   ------   -----   -----
 45       [***]        [***]      [***]    [***]    [***]
 46       [***]        [***]      [***]    [***]    [***]
 47       [***]        [***]      [***]    [***]    [***]
 48       [***]        [***]      [***]    [***]    [***]
 49       [***]        [***]      [***]    [***]    [***]
 50       [***]        [***]      [***]    [***]    [***]
 51       [***]        [***]      [***]    [***]    [***]
 52       [***]        [***]      [***]    [***]    [***]
 53       [***]        [***]      [***]    [***]    [***]
 54       [***]        [***]      [***]    [***]    [***]
 55       [***]        [***]      [***]    [***]    [***]
 56       [***]        [***]      [***]    [***]    [***]
 57   ALTUS: [***]     [***]      [***]    [***]    [***]
 58   ALTUS: [***]     [***]      [***]    [***]    [***]
 59       [***]        [***]      [***]    [***]    [***]
 60       [***]        [***]      [***]    [***]    [***]
 61       [***]        [***]      [***]    [***]    [***]
 62       [***]        [***]      [***]    [***]    [***]
 63       [***]        [***]      [***]    [***]    [***]
 64       [***]        [***]      [***]    [***]    [***]
 65       [***]        [***]      [***]    [***]    [***]
 66       [***]        [***]      [***]    [***]    [***]
 67       [***]        [***]      [***]    [***]    [***]
 68       [***]        [***]      [***]    [***]    [***]
 69       [***]        [***]      [***]    [***]    [***]
 70       [***]        [***]      [***]    [***]    [***]
 71       [***]        [***]      [***]    [***]    [***]
 72       [***]        [***]      [***]    [***]    [***]
 73       [***]        [***]      [***]    [***]    [***]
 74       [***]        [***]      [***]    [***]    [***]
 75       [***]        [***]      [***]    [***]    [***]
 76       [***]        [***]      [***]    [***]    [***]
 77       [***]        [***]      [***]    [***]    [***]
 78       [***]        [***]      [***]    [***]    [***]
 79       [***]        [***]      [***]    [***]    [***]
 80       [***]        [***]      [***]    [***]    [***]
 81       [***]        [***]      [***]    [***]    [***]
 82       [***]        [***]      [***]    [***]    [***]
 83       [***]        [***]      [***]    [***]    [***]
 84       [***]        [***]      [***]    [***]    [***]
 85       [***]        [***]      [***]    [***]    [***]
 86       [***]        [***]      [***]    [***]    [***]
 87       [***]        [***]      [***]    [***]    [***]
 88       [***]        [***]      [***]    [***]    [***]

Project: ALTUS-238 Phase 3 Material   [Gantt Chart Information Redacted]
Date: Tue 8/15/06

Final Execution Version

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

                       %Work
 ID     Task Name    Complete   Duration   Start   Finish   [***]   [***]
---   ------------   --------   --------   -----   ------   -----   -----
 89       [***]        [***]      [***]    [***]    [***]
 90       [***]        [***]      [***]    [***]    [***]
 91       [***]        [***]      [***]    [***]    [***]
 92       [***]        [***]      [***]    [***]    [***]
 93       [***]        [***]      [***]    [***]    [***]
 94       [***]        [***]      [***]    [***]    [***]
 95   ALTUS: [***]     [***]      [***]    [***]    [***]
 96       [***]        [***]      [***]    [***]    [***]
 97       [***]        [***]      [***]    [***]    [***]
 98       [***]        [***]      [***]    [***]    [***]
 99       [***]        [***]      [***]    [***]    [***]
100       [***]        [***]      [***]    [***]    [***]
101       [***]        [***]      [***]    [***]    [***]
102       [***]        [***]      [***]    [***]    [***]
103       [***]        [***]      [***]    [***]    [***]
104       [***]        [***]      [***]    [***]    [***]
105       [***]        [***]      [***]    [***]    [***]
106       [***]        [***]      [***]    [***]    [***]
107       [***]        [***]      [***]    [***]    [***]
108       [***]        [***]      [***]    [***]    [***]
109       [***]        [***]      [***]    [***]    [***]
110       [***]        [***]      [***]    [***]    [***]
111       [***]        [***]      [***]    [***]    [***]
112       [***]        [***]      [***]    [***]    [***]
113       [***]        [***]      [***]    [***]    [***]
114       [***]        [***]      [***]    [***]    [***]
115       [***]        [***]      [***]    [***]    [***]
116       [***]        [***]      [***]    [***]    [***]
117       [***]        [***]      [***]    [***]    [***]
118       [***]        [***]      [***]    [***]    [***]
119       [***]        [***]      [***]    [***]    [***]
120       [***]        [***]      [***]    [***]    [***]
121       [***]        [***]      [***]    [***]    [***]
122       [***]        [***]      [***]    [***]    [***]
123       [***]        [***]      [***]    [***]    [***]
124   ALTUS: [***]     [***]      [***]    [***]    [***]
125       [***]        [***]      [***]    [***]    [***]
126       [***]        [***]      [***]    [***]    [***]
127       [***]        [***]      [***]    [***]    [***]
128       [***]        [***]      [***]    [***]    [***]
129       [***]        [***]      [***]    [***]    [***]
130       [***]        [***]      [***]    [***]    [***]
131       [***]        [***]      [***]    [***]    [***]
132       [***]        [***]      [***]    [***]    [***]

Project: ALTUS-238 Phase 3 Material   [Gantt Chart Information Redacted]
Date: Tue 8/15/06

Final Execution Version

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

                       %Work
 ID     Task Name    Complete   Duration   Start   Finish   [***]   [***]
---   ------------   --------   --------   -----   ------   -----   -----
133       [***]        [***]      [***]    [***]    [***]
134       [***]        [***]      [***]    [***]    [***]
135       [***]        [***]      [***]    [***]    [***]
136       [***]        [***]      [***]    [***]    [***]
137       [***]        [***]      [***]    [***]    [***]
138       [***]        [***]      [***]    [***]    [***]
139       [***]        [***]      [***]    [***]    [***]
140       [***]        [***]      [***]    [***]    [***]
141       [***]        [***]      [***]    [***]    [***]
142       [***]        [***]      [***]    [***]    [***]
143       [***]        [***]      [***]    [***]    [***]
144       [***]        [***]      [***]    [***]    [***]
145       [***]        [***]      [***]    [***]    [***]
146       [***]        [***]      [***]    [***]    [***]
147       [***]        [***]      [***]    [***]    [***]
148       [***]        [***]      [***]    [***]    [***]
149       [***]        [***]      [***]    [***]    [***]
150       [***]        [***]      [***]    [***]    [***]
151       [***]        [***]      [***]    [***]    [***]
152       [***]        [***]      [***]    [***]    [***]
153       [***]        [***]      [***]    [***]    [***]
154       [***]        [***]      [***]    [***]    [***]
155       [***]        [***]      [***]    [***]    [***]
156       [***]        [***]      [***]    [***]    [***]
157       [***]        [***]      [***]    [***]    [***]
158       [***]        [***]      [***]    [***]    [***]
159       [***]        [***]      [***]    [***]    [***]
160       [***]        [***]      [***]    [***]    [***]
161   ALTUS: [***]     [***]      [***]    [***]    [***]
162   ALTUS: [***]     [***]      [***]    [***]    [***]
163       [***]        [***]      [***]    [***]    [***]
164       [***]        [***]      [***]    [***]    [***]
165       [***]        [***]      [***]    [***]    [***]
166       [***]        [***]      [***]    [***]    [***]
167       [***]        [***]      [***]    [***]    [***]
168       [***]        [***]      [***]    [***]    [***]
169       [***]        [***]      [***]    [***]    [***]
170       [***]        [***]      [***]    [***]    [***]
171       [***]        [***]      [***]    [***]    [***]
172       [***]        [***]      [***]    [***]    [***]
173       [***]        [***]      [***]    [***]    [***]
174       [***]        [***]      [***]    [***]    [***]
175       [***]        [***]      [***]    [***]    [***]
176   ALTUS: [***]     [***]      [***]    [***]    [***]

Project: ALTUS-238 Phase 3 Material   [Gantt Chart Information Redacted]
Date: Tue 8/15/06

Final Execution Version

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

                       %Work
 ID     Task Name    Complete   Duration   Start   Finish   [***]   [***]
---   ------------   --------   --------   -----   ------   -----   -----
177       [***]        [***]      [***]    [***]    [***]
178       [***]        [***]      [***]    [***]    [***]
179       [***]        [***]      [***]    [***]    [***]
180       [***]        [***]      [***]    [***]    [***]
181       [***]        [***]      [***]    [***]    [***]
182       [***]        [***]      [***]    [***]    [***]
183       [***]        [***]      [***]    [***]    [***]
184       [***]        [***]      [***]    [***]    [***]
185       [***]        [***]      [***]    [***]    [***]
186       [***]        [***]      [***]    [***]    [***]
187       [***]        [***]      [***]    [***]    [***]
188       [***]        [***]      [***]    [***]    [***]
189       [***]        [***]      [***]    [***]    [***]
190   ALTUS: [***]     [***]      [***]    [***]    [***]
191   ALTUS: [***]     [***]      [***]    [***]    [***]
192       [***]        [***]      [***]    [***]    [***]
193       [***]        [***]      [***]    [***]    [***]
194       [***]        [***]      [***]    [***]    [***]
195       [***]        [***]      [***]    [***]    [***]
196       [***]        [***]      [***]    [***]    [***]
197       [***]        [***]      [***]    [***]    [***]
198       [***]        [***]      [***]    [***]    [***]
199       [***]        [***]      [***]    [***]    [***]
200       [***]        [***]      [***]    [***]    [***]
201       [***]        [***]      [***]    [***]    [***]
202       [***]        [***]      [***]    [***]    [***]
203   ALTUS: [***]     [***]      [***]    [***]    [***]
204       [***]        [***]      [***]    [***]    [***]
205       [***]        [***]      [***]    [***]    [***]
206   ALTUS: [***]     [***]      [***]    [***]    [***]
207       [***]        [***]      [***]    [***]    [***]
208       [***]        [***]      [***]    [***]    [***]
209       [***]        [***]      [***]    [***]    [***]
210       [***]        [***]      [***]    [***]    [***]
211   ALTUS: [***]     [***]      [***]    [***]    [***]
212       [***]        [***]      [***]    [***]    [***]
213       [***]        [***]      [***]    [***]    [***]
214       [***]        [***]      [***]    [***]    [***]
215       [***]        [***]      [***]    [***]    [***]
216   ALTUS: [***]     [***]      [***]    [***]    [***]
217       [***]        [***]      [***]    [***]    [***]
218       [***]        [***]      [***]    [***]    [***]
219       [***]        [***]      [***]    [***]    [***]
220       [***]        [***]      [***]    [***]    [***]

Project: ALTUS-238 Phase 3 Material   [Gantt Chart Information Redacted]
Date: Tue 8/15/06

Final Execution Version

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

                       %Work
 ID     Task Name    Complete   Duration   Start   Finish   [***]   [***]
---   ------------   --------   --------   -----   ------   -----   -----
221       [***]        [***]      [***]    [***]    [***]
222       [***]        [***]      [***]    [***]    [***]
223       [***]        [***]      [***]    [***]    [***]
224       [***]        [***]      [***]    [***]    [***]
225       [***]        [***]      [***]    [***]    [***]
226       [***]        [***]      [***]    [***]    [***]
227       [***]        [***]      [***]    [***]    [***]
228       [***]        [***]      [***]    [***]    [***]
229       [***]        [***]      [***]    [***]    [***]
230       [***]        [***]      [***]    [***]    [***]
231       [***]        [***]      [***]    [***]    [***]
232       [***]        [***]      [***]    [***]    [***]
233       [***]        [***]      [***]    [***]    [***]
234       [***]        [***]      [***]    [***]    [***]
235       [***]        [***]      [***]    [***]    [***]
236       [***]        [***]      [***]    [***]    [***]
237       [***]        [***]      [***]    [***]    [***]
238       [***]        [***]      [***]    [***]    [***]
239   ALTUS: [***]     [***]      [***]    [***]    [***]
240       [***]        [***]      [***]    [***]    [***]
241       [***]        [***]      [***]    [***]    [***]
242       [***]        [***]      [***]    [***]    [***]
243       [***]        [***]      [***]    [***]    [***]
244       [***]        [***]      [***]    [***]    [***]
245       [***]        [***]      [***]    [***]    [***]
246       [***]        [***]      [***]    [***]    [***]
247       [***]        [***]      [***]    [***]    [***]
248       [***]        [***]      [***]    [***]    [***]
249       [***]        [***]      [***]    [***]    [***]
250       [***]        [***]      [***]    [***]    [***]
251       [***]        [***]      [***]    [***]    [***]
252       [***]        [***]      [***]    [***]    [***]
253       [***]        [***]      [***]    [***]    [***]
254       [***]        [***]      [***]    [***]    [***]
255       [***]        [***]      [***]    [***]    [***]
256       [***]        [***]      [***]    [***]    [***]
257       [***]        [***]      [***]    [***]    [***]
258       [***]        [***]      [***]    [***]    [***]
259       [***]        [***]      [***]    [***]    [***]
260       [***]        [***]      [***]    [***]    [***]
261       [***]        [***]      [***]    [***]    [***]
262       [***]        [***]      [***]    [***]    [***]
263       [***]        [***]      [***]    [***]    [***]
264       [***]        [***]      [***]    [***]    [***]

Project: ALTUS-238 Phase 3 Material   [Gantt Chart Information Redacted]
Date: Tue 8/15/06

Final Execution Version

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

                       %Work
 ID     Task Name    Complete   Duration   Start   Finish   [***]   [***]
---   ------------   --------   --------   -----   ------   -----   -----
265       [***]        [***]      [***]    [***]    [***]
266       [***]        [***]      [***]    [***]    [***]
267       [***]        [***]      [***]    [***]    [***]
268       [***]        [***]      [***]    [***]    [***]
269       [***]        [***]      [***]    [***]    [***]
270       [***]        [***]      [***]    [***]    [***]
271       [***]        [***]      [***]    [***]    [***]
272       [***]        [***]      [***]    [***]    [***]
273       [***]        [***]      [***]    [***]    [***]
274       [***]        [***]      [***]    [***]    [***]
275       [***]        [***]      [***]    [***]    [***]
276       [***]        [***]      [***]    [***]    [***]
277       [***]        [***]      [***]    [***]    [***]
278       [***]        [***]      [***]    [***]    [***]
279       [***]        [***]      [***]    [***]    [***]
280       [***]        [***]      [***]    [***]    [***]
281       [***]        [***]      [***]    [***]    [***]
282       [***]        [***]      [***]    [***]    [***]
283       [***]        [***]      [***]    [***]    [***]
284       [***]        [***]      [***]    [***]    [***]
285       [***]        [***]      [***]    [***]    [***]
286       [***]        [***]      [***]    [***]    [***]
287       [***]        [***]      [***]    [***]    [***]
288       [***]        [***]      [***]    [***]    [***]
289       [***]        [***]      [***]    [***]    [***]
290       [***]        [***]      [***]    [***]    [***]
291       [***]        [***]      [***]    [***]    [***]
292       [***]        [***]      [***]    [***]    [***]
293       [***]        [***]      [***]    [***]    [***]
294       [***]        [***]      [***]    [***]    [***]
295       [***]        [***]      [***]    [***]    [***]
296       [***]        [***]      [***]    [***]    [***]
297       [***]        [***]      [***]    [***]    [***]
298       [***]        [***]      [***]    [***]    [***]
299       [***]        [***]      [***]    [***]    [***]
300       [***]        [***]      [***]    [***]    [***]
301       [***]        [***]      [***]    [***]    [***]
302       [***]        [***]      [***]    [***]    [***]
303       [***]        [***]      [***]    [***]    [***]
304       [***]        [***]      [***]    [***]    [***]

Project: ALTUS-238 Phase 3 Material   [Gantt Chart Information Redacted]
Date: Tue 8/15/06

Final Execution Version

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

[***]                                           [***]                                   [***]
[***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]

                        Gantt Chart Information Redacted

Project: ALTUS-238 Phase 3   [Gantt Chart Information Redacted]
Material
Date: Tue 8/15/06

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

[***]                                           [***]                                   [***]
[***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]  [***]

                        Gantt Chart Information Redacted

Project: ALTUS-238 Phase 3   [Gantt Chart Information Redacted]
Material
Date: Tue 8/15/06

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

[***]                                           [***]                                   [***]
[***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]

                        Gantt Chart Information Redacted

Project: ALTUS-238 Phase 3   [Gantt Chart Information Redacted]
Material
Date: Tue 8/15/06

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

[***]                                           [***]                                   [***]
[***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]

                        Gantt Chart Information Redacted

Project: ALTUS-238 Phase 3   [Gantt Chart Information Redacted]
Material
Date: Tue 8/15/06

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

[***]                                           [***]                                   [***]
[***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]

                        Gantt Chart Information Redacted

Project: ALTUS-238 Phase 3   [Gantt Chart Information Redacted]
Material
Date: Tue 8/15/06

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

[***]                                           [***]                                   [***]
[***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]

                        Gantt Chart Information Redacted

Project: ALTUS-238 Phase 3   [Gantt Chart Information Redacted]
Material
Date: Tue 8/15/06

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

[***]                                           [***]                                   [***]
[***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]

                        Gantt Chart Information Redacted

Project: ALTUS-238 Phase 3   [Gantt Chart Information Redacted]
Material
Date: Tue 8/15/06

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

[***]                                           [***]                                   [***]
[***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]

                        Gantt Chart Information Redacted

Project: ALTUS-238 Phase 3   [Gantt Chart Information Redacted]
Material
Date: Tue 8/15/06

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

[***]                                           [***]                                   [***]
[***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]

                        Gantt Chart Information Redacted

Project: ALTUS-238 Phase 3   [Gantt Chart Information Redacted]
Material
Date: Tue 8/15/06

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

[***]                                           [***]                                   [***]
[***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]

                        Gantt Chart Information Redacted

Project: ALTUS-238 Phase 3   [Gantt Chart Information Redacted]
Material
Date: Tue 8/15/06

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

[***]                                           [***]                                   [***]
[***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]

                        Gantt Chart Information Redacted

Project: ALTUS-238 Phase 3   [Gantt Chart Information Redacted]
Material
Date: Tue 8/15/06

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

[***]                                           [***]                                   [***]
[***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]

                        Gantt Chart Information Redacted

Project: ALTUS-238 Phase 3   [Gantt Chart Information Redacted]
Material
Date: Tue 8/15/06

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

[***]                                           [***]                                   [***]
[***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]

                        Gantt Chart Information Redacted

Project: ALTUS-238 Phase 3   [Gantt Chart Information Redacted]
Material
Date: Tue 8/15/06

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

[***]                                           [***]                                   [***]
[***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]


                        Gantt Chart Information Redacted

Project: ALTUS-238 Phase 3   [Gantt Chart Information Redacted]
Material
Date: Tue 8/15/06

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

[***]                                           [***]                                   [***]
[***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]

                        Gantt Chart Information Redacted

Project: ALTUS-238 Phase 3   [Gantt Chart Information Redacted]
Material
Date: Tue 8/15/06

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

[***]                                           [***]                                   [***]
[***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]

                        Gantt Chart Information Redacted

Project: ALTUS-238 Phase 3   [Gantt Chart Information Redacted]
Material
Date: Tue 8/15/06

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

[***]                                           [***]                                   [***]
[***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]

                        Gantt Chart Information Redacted

Project: ALTUS-238 Phase 3   [Gantt Chart Information Redacted]
Material
Date: Tue 8/15/06

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

[***]                                           [***]                                   [***]
[***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]

                        Gantt Chart Information Redacted

Project: ALTUS-238 Phase 3   [Gantt Chart Information Redacted]
Material
Date: Tue 8/15/06

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                           ALTUS-238 Phase 3 Material

[***]                                           [***]                                   [***]
[***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]   [***]

                        Gantt Chart Information Redacted

Project: ALTUS-238 Phase 3   [Gantt Chart Information Redacted]
Material
Date: Tue 8/15/06

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                   SCHEDULE 2

                                    EQUIPMENT

The Equipment owned by Altus to be used in this project includes:

     1.   [***]

     2.   [***]

     3.   [***]

     4.   [***]

     5.   [***]

     6.   API Thawing Cabinet (to be detailed later)

     7. Vessel Temperature Controller ([***] chiller/heater) (to be detailed later)

     8.   Product Transfer Tank Filling Support Stand (to be detailed later)

     9.   Product Transfer Tank Autoclave Support Stand to be detailed later

     10.  Product Transfer Tank Transfer Stand (to be detailed later)

     11.  Spare Parts (to be detailed later)

     12. Storage Crates (to be used WHENEVER equipment is stored -- to be detailed later)

     13.  Filter Integrity Tester (to be detailed later)

     14.  [***] Labeling System MOP3 (to be detailed later)

Other items and details may be included later as addendum to Schedule 2

Final Execution Version

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.